License Agreements	12 Months Ended
Dec. 31, 2021
License Agreements [Abstract]
License Agreements
13.
License Agreements

In 2006, the Company entered into a license agreement, as amended, with Cornell Research Foundation, Inc. (“Cornell”) and a research institute (collectively with Cornell, the “Licensor”) for certain intellectual property rights and, subsequently, entered into four additional license agreements with Cornell. Under the terms of the original license agreement, the Company issued an aggregate of 666,667 ordinary shares to Cornell between 2006 and 2009. The Company has also paid an upfront license fee of $60,000 and annual fees of approximately $60,000. The Company is also required to pay royalties on the commercial sale of products that result from the licensed intellectual property, as well as a percentage of any sublicensing revenue. Subject to specified reductions and royalty offset, such royalties are calculated as a tiered, low-to-mid single digit percentage of net sales of licensed products under each of the license agreements, except that for licensed products under the original agreement, such royalties are calculated as a tiered, low single-digit to sub-teen percentage of net sales, depending on patent coverage, amount of net sales and type of licensed product. Under this license agreement, the Company was required to commercialize a product by the date specified in the respective agreement, which with respect to the original Cornell agreement was December 31, 2020. The Licensor may terminate the license, subject to specified exceptions for causes due to scientific, regulatory, and other events over which the Company cannot exert direct control. The Company believes that failure to commercialize is subject to the named exceptions, and to date has not received any notice of termination from the Licensor. Any actual terminations of the license would be subject to cure periods and appeals before taking effect.